UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2009

FGX INTERNATIONAL HOLDINGS LIMITED

(Exact Name of Registrant as Specified in its Charter)

BRITISH VIRGIN ISLANDS (State or Other Jurisdiction of Incorporation)	001-33760 (Commission File Number)	98-0475043 (I.R.S. Employer Identification No.)

500 George Washington Highway Smithfield, Rhode Island (Address of Principal Executive Offices)	02917 (Zip Code)

Registrant’s telephone number including area code:  (401) 231-3800

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Information

Item 8.01.  Other Events.

On December 16, 2009, FGX International Holdings Limited issued a press release regarding its proposed merger with Essilor International. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

99.1         FGX International Holdings Limited press release, dated December 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED

	By:	/s/ Anthony Di Paola
	Name:	Anthony Di Paola
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Dated: December 16, 2009

Exhibit Index

Exhibit No.	Exhibit
99.1	FGX International Holdings Limited press release, dated December 16, 2009.